                                  Exhibit 4.1

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
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                                [GRAPHIC OMITTED]

                                                          ----------------------
                                                          CUSIP No. 00826 F 10 8
                                                          ----------------------

      -----------------                                     -----------------
           Number                                                SHARES

            2355
      -----------------                                     -----------------

                                    AffINITY
                          INTERNATIONAL TRAVEL SYSTEMS
                          -----------------------------
                        "World Class Service Worldwide"

         AUTHORIZED COMMON STOCK: 100,000,000 SHARES - PAR VALUE $.001

THIS CERTIFIES THAT

                                                                        SPECIMEN

IS THE RECORD HOLDER OF

    -- Shares of AFFINITY INTERNATIONAL TRAVEL SYSTEMS, INC. Common Stock --

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


---------------------------------            -----------------------------------
                        SECRETARY                                      PRESIDENT

                                [GRAPHIC OMITTED]

                  AFFINITY INTERNATIONAL TRAVEL SYSTEMS, INC.

                                   CORPORATE

                                      Seal

                                     NEVADA

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[LOGO] INTERWEST TRANSFER CO. INC. P.O. BOX 84117/SALT LAKE CITY, UTAH


          COUNTERSIGNED & REGISTERED
                                        ----------------------------------------
                                        COUNTERSIGNED Transfer Agent

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

                 TEN COM - as tenants in common
                 TEN ENT - as tenants by the entireties
                 JT TEN - as joint tenants with right of survivorship and not as tenants in common

                 UNIF GIFT MIN ACT - ...........Custodian.............
                                     (Cust)                    (Minor)

                                     under Uniform Gifts to Minors Act

                                     .................................
                                                 (State)

                              Additional abbreviations may also be used though
                        not in the above list.

                              For Value Received, ___________ hereby sell,
                        assign and transfer unto

                 PLEASE INSERT SOCIAL SECURITY OR OTHER
                     IDENTIFYING NUMBER OF ASSIGNEE

                 --------------------------------------

                 --------------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint.

_____________________________________________________________________Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________

                        ________________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER